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                                                                    Exhibit 23.1

                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 19, 2003, in the Registration Statement (Form S-1 Amendment No. 2 No. 333-108781) and related Prospectus of Eyetech Pharmaceuticals, Inc. dated November 14, 2003.



                                                /s/ Ernst & Young LLP


Metro Park, New Jersey
November 14, 2003